Quarterly Holdings Report
for
Fidelity® MSCI Energy Index ETF
October 31, 2025
T03-NPRT1-1225
1.9584807.111

Schedule of Investments October 31, 2025 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.6%
		Shares	Value
ENERGY EQUIPMENT & SERVICES – 11.2%
Oil & Gas Drilling – 1.2%
Helmerich & Payne, Inc.		84,966	$2,231,207
Nabors Industries Ltd. (a)		17,158	832,506
Noble Corp. PLC		98,273	2,884,313
Patterson-UTI Energy, Inc.		306,056	1,918,971
Seadrill Ltd. (a)		51,220	1,616,503
Transocean Ltd. (a)		799,016	3,068,222
Valaris Ltd. (a)		50,319	2,823,902
			15,375,624
Oil & Gas Equipment & Services – 10.0%
Archrock, Inc.		127,317	3,217,301
Atlas Energy Solutions, Inc.		62,267	770,865
Baker Hughes Co.		678,548	32,848,509
Bristow Group, Inc. (a)		14,042	571,509
Cactus, Inc. Class A		54,370	2,401,523
Core Laboratories, Inc.		62,417	994,927
Expro Group Holdings NV (a)		97,613	1,325,584
Halliburton Co.		599,083	16,079,388
Helix Energy Solutions Group, Inc. (a)		154,215	1,036,325
Innovex International, Inc. (a)		45,769	918,584
Kodiak Gas Services, Inc.		58,150	2,144,572
Liberty Energy, Inc.		132,981	2,408,286
NOV, Inc.		283,105	4,133,333
Oceaneering International, Inc. (a)		82,691	1,925,873
ProPetro Holding Corp. (a)		123,729	1,284,307
RPC, Inc.		133,137	692,312
Select Water Solutions, Inc.		103,028	1,191,004
SLB Ltd.		1,056,145	38,084,589
Solaris Energy Infrastructure, Inc.		37,877	2,016,193
TechnipFMC PLC		296,433	12,257,504
Tidewater, Inc. (a)		14,002	708,361
Weatherford International PLC		54,927	4,047,571
			131,058,420
TOTAL ENERGY EQUIPMENT & SERVICES	146,434,044
OIL, GAS & CONSUMABLE FUELS – 88.4%
Coal & Consumable Fuels – 1.2%
Centrus Energy Corp. Class A (a)		13,570	4,986,432
Core Natural Resources, Inc.		40,211	3,176,669
Peabody Energy Corp.		101,106	2,772,326
Uranium Energy Corp. (a)		338,289	5,118,313
			16,053,740
Integrated Oil & Gas – 40.5%
Chevron Corp.		1,310,070	206,624,241
Exxon Mobil Corp.		2,629,162	300,670,966
Occidental Petroleum Corp.		507,184	20,895,981
			528,191,188
Oil & Gas Exploration & Production – 21.6%
Antero Resources Corp. (a)		209,794	6,484,733

	Shares	Value

APA Corp.	260,660	$5,903,949
BKV Corp. (a)	26,654	628,768
California Resources Corp.	49,528	2,336,236
Chord Energy Corp.	44,073	3,998,303
Civitas Resources, Inc.	62,874	1,812,657
CNX Resources Corp. (a)	111,344	3,747,839
Comstock Resources, Inc. (a)	79,863	1,497,431
ConocoPhillips	826,394	73,433,371
Coterra Energy, Inc.	530,440	12,550,210
Crescent Energy Co. Class A	163,219	1,375,936
Devon Energy Corp.	427,647	13,894,251
Diamondback Energy, Inc.	131,007	18,758,892
EOG Resources, Inc.	378,524	40,062,980
EQT Corp.	407,771	21,848,370
Expand Energy Corp.	156,507	16,168,738
Granite Ridge Resources, Inc.	100,938	532,953
Gulfport Energy Corp. (a)	12,760	2,373,488
HighPeak Energy, Inc.	64,535	429,158
Kimbell Royalty Partners LP	82,693	1,094,855
Kosmos Energy Ltd. (a)	511,074	802,386
Magnolia Oil & Gas Corp. Class A	133,910	3,007,619
Matador Resources Co.	87,332	3,446,121
Murphy Oil Corp.	105,925	2,997,677
Northern Oil & Gas, Inc.	76,528	1,693,565
Ovintiv, Inc.	184,078	6,904,766
Permian Resources Corp.	427,449	5,368,759
Range Resources Corp.	171,359	6,091,812
Riley Exploration Permian, Inc.	18,675	485,924
Sable Offshore Corp. (a)	49,862	521,557
SM Energy Co.	89,649	1,872,768
Talos Energy, Inc. (a)	129,757	1,272,916
Texas Pacific Land Corp.	13,566	12,797,893
Viper Energy, Inc. Class A	127,999	4,807,642
Vital Energy, Inc. (a)	40,885	642,303
Vitesse Energy, Inc.	33,868	736,629
		282,383,455
Oil & Gas Refining & Marketing – 10.4%
Calumet, Inc. (a)	70,484	1,378,667
CVR Energy, Inc. (a)	39,156	1,393,562
Delek U.S. Holdings, Inc.	61,182	2,310,232
HF Sinclair Corp.	115,862	5,978,479
Marathon Petroleum Corp.	217,898	42,470,499
Par Pacific Holdings, Inc. (a)	56,038	2,240,399
PBF Energy, Inc. Class A	73,086	2,497,349
Phillips 66	279,874	38,102,046
REX American Resources Corp. (a)	36,919	1,182,516
Valero Energy Corp.	214,999	36,455,231
World Kinect Corp.	51,249	1,324,787
		135,333,767
Oil & Gas Storage & Transportation – 14.7%
Antero Midstream Corp.	262,644	4,530,609
Cheniere Energy, Inc.	152,162	32,258,344

Quarterly Report	2

Common Stocks – continued
		Shares	Value
OIL, GAS & CONSUMABLE FUELS – continued
Oil & Gas Storage & Transportation – continued
Dorian LPG Ltd.		38,196	$1,101,955
DT Midstream, Inc.		71,966	7,879,557
Excelerate Energy, Inc. Class A		31,206	808,547
Hess Midstream LP Class A		92,227	3,131,107
International Seaways, Inc.		36,204	1,854,731
Kinder Morgan, Inc.		1,366,608	35,791,464
Kinetik Holdings, Inc.		38,891	1,497,692
New Fortress Energy, Inc. (a)		219,386	283,008
NextDecade Corp. (a)		136,043	806,735
ONEOK, Inc.		427,372	28,633,924
Plains GP Holdings LP Class A (a)		150,982	2,607,459
Targa Resources Corp.		148,855	22,929,624
Williams Cos., Inc.		832,706	48,188,696
			192,303,452
TOTAL OIL, GAS & CONSUMABLE FUELS	1,154,265,602
TOTAL COMMON STOCKS (Cost $1,189,637,090)			1,300,699,646
Money Market Fund – 0.3%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.93% (b) (Cost $3,800,000)		3,800,000	$3,800,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,193,437,090)	1,304,499,646
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	659,306
NET ASSETS – 100.0%	$1,305,158,952

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $343,141 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Energy Select Sector Index Contracts (United States)	44	December 2025	$4,074,840	$(11,041)	$(11,041)
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise,
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Schedule of Investments (Unaudited)–continued
comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
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